....provides industry leading technology for Production Enhancement and Environmental Services Howard Weil 42 nd Annual Energy Conference New Orleans, Louisiana March 25, 2014 Exhibit 99.1

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Any written or oral statements made by the Company or on behalf of the Company in conjunction with this presentation may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from such statements. This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995 concerning, among other things, the Company's prospects, developments and business strategies for its operations, all of which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, changes in overall economic conditions, changes in the cost of raw materials and natural gas used in manufacturing our products, changes in demand and prices charged for our products, changes in the demand for, or price of, oil and natural gas, risks of increased competition, technological, manufacturing, distribution and product development risks, loss of key customers, changes in government regulations, foreign and domestic political and legislative risks, the risks of war and international and domestic terrorism, risks associated with foreign operations and foreign currency exchange rates and controls, weather-related risks and other risks and uncertainties described in our publicly available filings with the Securities and Exchange Commission. The words "believe,” "expect,” "anticipate,” "project" and similar expressions identify forward-looking statements.
Participants are cautioned not to place undue reliance on these forward-looking statements, each of which speaks only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Forward Looking Statements

CARBO®

FRACPRO

Design the Frac
Build the Frac
Optimize the Frac
Higher Production & EUR

CARBO CERAMICS

StrataGen

FALCON TECHNOLOGIES

Production. Enhanced.

Production Enhancement Environmental Services ....provides industry leading technology for:

“We increase well Production and EUR through
our Design, Build, and Optimize the Frac
workflow”
The value we create, is lower F&D costs and a higher
Recovery Factor
Well Cost $
Increased Production & EUR
Lower F&D  ($/BOE)
=
TM

•
Frac Conductivity &
Durability
•
Production Assurance
•
Production Intelligence
•
Flow Enhancement
•
Well Site Supervision
•
Frac Diagnostics & Optimization
•
Field Development Optimization
•
Reservoir & Formation Analysis
•
Frac Design
•
Economic Optimization
•
Reservoir Performance
•
Post Job Analysis
….a leading production enhancement company

Layer Properties
Rocktype
Stress (p...
Shale
Sandstone
Shale
Concentration of Proppant in Fracture (lb/ft²)
TVD(ft)
250
500
Fracture Length (ft) 231.3
Total Fracture Height (ft) 479.1
Average Fracture Width (in) 0.389
Average Proppant Concentration (lb/ft²) 1.05
8000
8250
8500
Proppant Concentration (lb/ft²)
0
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
1.8
Horizontal Well
0
1000
2000
3000
6000
7000
8000
9000
10000
Shale
Limestone
Sandstone

•
Is the industry’s most widely used hydraulic fracturing design software, clients include E&P Operators, Service Companies, Universities
•
Provides Frac Design, Economic Optimization, Reservoir Performance and
Post Job Analysis. Ties all the information together during the frac process.

Production Enhancement Workflow

FRACPRO
CARBO CERAMICS
StrataGen

The architects
of optimized production

StrataGen
A CARBO business

Reservoir
Reservoir
Fracture
Fracture
Design
Design
Production
Production
Completion
Completion
Best practices
Best practices
Execution
Execution
•
Experienced, industry experts working
in Unconventional Reservoirs
•
Provide technical consulting from
Well-site to Office to Full Field
Analysis
•
Integrating leading Technology to
increase well Production & EUR

Design the Frac
Build the Frac
Optimize the Frac
Higher Production & EUR

CARBO*HSP*
CARBO*PROP*
CARBO*LITE*
CARBO*ECONOPROP*
CARBO*HYDROPROP*
KRYPTOSPHERE

CARBO*BOND*

Proppant Delivered Technology Platforms
“More Space to Flow”
Higher
EUR
Production
IRR
Ceramics
Production
Assurance
Flow
Enhancement
Production
Intelligence
Proppant
Delivered
Proppant
Delivered
Proppant
Delivered
Resin Coated Products

Ultra-conductive ultra-high strength proppant technology Developed for deep wells and ultra-high stress formations

3,000
2,000
1,000
0
Reference Conductivity md-ft
~+ 100%
14,000
16,000
18,000
20,000
Closure Stress psi
KRYPTOSPHERE
Bauxite 20/40 #1

Production. Enhanced.

More conductivity 100% more baseline conductivity

Plant produced proppant grains
Precision-Engineered
More Space to Flow
More strength
More durability
More uniformity
More roundness
More smoothness
More flow space
More uniform flow paths
More long-term conductivity
More production, increased
EUR and superior IRR

Stress at which ~1,750 md-ft conductivity is sustained
Closure Stress psi
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
White Sand
Premium RCS
LWC
Premium LWC
IDC
Bauxite
KRYPTOSPHERE
Proppant Type

Production. Enhanced.

CARBO®

Highest Conductivity Proppant in the Industry Outstanding performance under pressure

3,000
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
CRR Manufacturing Capacity (YE)
CRR Ceramic Sales Volume
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
MLN2
MLN3
MLN4

Production. Enhanced.

Lbs (Millions)
Millen Line 1 est completion near end of Q2-2014
Millen Line 2 est completion near end of H1-2015
Environmental permits obtained for all 4 Millen lines
Ceramic Proppant Sales vs Capacity

“Proppant is one of the biggest factors in
determining Production and EUR in fracture
stimulated wells.  It is important that E&P
Operators know what Proppant is being used
in their wells.  Make sure you are getting the
Conductivity and Quality you are paying for.”
Proppant Conductivity and Quality in the industry

15
Hierarchy of Proppant Conductivity
Highest Conductivity Highest Production, EUR, ROI
Ceramic - Engineered product
Ultra-high strength
Mono-size and spherical
High strength
Uniform size and shape
Thermal resistant
Medium strength
Irregular size and shape
Low strength
Irregular size and shape
Sand - Naturally occurring product
Conductivity = Permeability of the frac x width of the frac = K x W
Ultra-conductive Ceramic
Tier 1 – High conductivity
Ceramic
Tier 2 – Medium conductivity
Resin-coated Sand
Tier 3 – Low conductivity
Sand
Chart prepared by and
property of CARBO
frac frac

The Stakeholders - E&P Operators, Service Companies, Royalty
Owners, State Agencies…..
•
•
Industry Awareness of Low Quality Chinese Ceramics
………are becoming more aware of the losses to well
Production and EUR that can occur when using low quality,
low conductivity Chinese ceramic proppants, or other low
quality proppants, and the subsequent loss of revenue
………are becoming more aware of the need to test Proppant
and know what they are paying for.  CARBO is committed to
quality and testing – everyday.

Proppant Quality Matters in Well Production
As an E&P Operator investing $4M – $12M on a well, how much Production &
EUR are you sacrificing by using low quality Chinese ceramic proppant?
Chinese 20/40
IDC  # 1C
Chinese 20/40
IDC  # 2C
Chinese 20/40
IDC  # 3C
Field Samples #1, #2, #3 taken in North Dakota from 3 Chinese Suppliers
Bottom Row Represents Whole Pellet Cross Sections
Production & EUR Loss
due to Poor Quality:
• Irregular Size &
Shape reducing
flowrates
• Rough Surface
reducing flowrates
• High Internal Porosity
leads to Low
Strength & Crushing
as Closure Stress
Increases
• All lead to Reduced
Frac Conductivity

CARBO vs Low Quality Chinese Ceramic
Chinese 20/40
IDC  # 1C
CARBOLITE
20/40
Chinese 20/40
IDC  # 2C
Chinese 20/40
IDC  # 3C
Bottom Row Represents Whole Pellet Cross Sections
Field Samples #1, #2, #3 taken in North Dakota from 3 Chinese Suppliers
Comparison of three field samples from North Dakota from low quality, low
Conductivity Chinese ceramic proppant suppliers, compared to
CARBOLITE
:

CARBO vs Low Quality Chinese Ceramic
Chinese 20/40
IDC  # 4C
CARBOLITE
20/40
Chinese 20/40
IDC  # 5C
Chinese 20/40
IDC  # 6C
Three more field samples of low quality, low Conductivity Chinese ceramic proppant suppliers, compared to
CARBOLITE
:
Bottom Row Represents Whole Pellet Cross Sections
Field Samples #4, #5, #6 taken in North Dakota from 3 more Chinese Suppliers

CARBO vs Brazilian & Russian Ceramic
Brazilian 20/40
LDC   # B1
CARBOLITE
20/40
Two Brazilian & one Russian field samples of low quality, low Conductivity lightweight ceramic proppant suppliers, compared to
CARBOLITE
:
Bottom Row Represents Whole Pellet Cross Sections
Field Samples #B1 taken in South Texas;
#B2, #R1 taken in North Dakota
Brazilian 20/40
LDC   # B2
Russian  20/40
LDC   # R1

21
+20%
Bakken Operator CARBO vs Chinese
+120,000 bbl
30 Day Cum Oil
*EUR
*Operator projected EUR
6 wells with
CARBOECONOPROP low
density ceramic (LDC)
4 wells with Chinese
intermediate density
ceramic (IDC)
Frac Design (per well)
~ 24 stages
~  3 million lbs
Average
ECONOPROP
Average
Chinese IDC
Average
ECONOPROP
Average
Chinese IDC

Effects of Pressure
and Temperature on Sand
Northern White Sand 20/40
Sand Crushes into fine particles
Conductivity = only 215 md-ft
Conditions:
•
Loss of frac width
•
Particles plug flow channels
•
Leads to loss of Conductivity
•
9,000
psi,
250 F
•
Flowing 2% KCL for 30 days
•
Cross sections of Proppant pack shown
•
At 9,000 psi, the Sand experienced
severe crushing and the conductivity
was only 215 md-ft
x
y

Effects of Sand Crushing at Higher Pressure
W
frac
Less  W
frac
White Sand @6,000 psi stress White Sand @12,000 psi stress
Crushing reduces frac width and the “Space to Flow”
….most wells are conductivity limited with Sand

Ceramic vs Sand -
Realistic* Conductivity   (20/40 mesh)
Bakken Stress Range
Eagle Ford Stress Range
*Reduced Baseline conductivity by 60% for the effects of
non-darcy flow, multi-phase flow, gel damage, etc.
Md-ft Md-ft
Closure Stress  (psi)
Haynesville Stress Range
0
500
1,000
1,500
2,000
2,500
3,000
3,500
0
500
1,000
1,500
2,000
2,500
3,000
3,500
6,000 8,000 10,000 12,000 14,000
Ceramic - CARBOLITE
Sand - White

“Over 150 SPE papers have been written
documenting the benefits of increased
conductivity on well Production and EUR.
Generally, the payout on the additional
Proppant investment is less than 2 - 6 months,
and increases Production and EUR in a range of
20% to 100%.”
Case Histories

Bakken
Other Basins
Permian Basin
Eagle Ford
Gammon
Woodford

Production. Enhanced.

Ceramic Success Grows Into Key Basins

(d) Ceramics Fraction of All Proppant

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Ceramics Fraction of All Proppant (%)
1/1/2008
12/31/2008
12/31/2009
12/31/2010
1/1/2012
12/31/2012
Date

Production. Enhanced.

50,000’ view 1,000’ view Ground view Bakken Ceramic Proppant Growth Continues SPE Paper 163827– Liberty Resources

50,000' view

1,000' view

Ground view

T157N-R101
T157N-R9
T156N-R102W
T156N-R100W
24,801
21,847
24,494
17,876
19,928
25,665
21,231
25,458
26,504
27,142
44,880
27,555
27,778
23,081
36,680
34,927
37,504
19,042
FEET

35# X-link gel, sliding sleeves, w/ sand or ceramic

Hybrid, plug & perf, w/ sand and ceramic

Slickwater, plug & perf, w/ ceramic

Production. Enhanced.

SPE Paper 163827– Liberty Resources
Feb 2013 @ SPE Hydraulic Fracturing Conference by Dr M. Pearson
37 Wells from Williams County
90 Day Production Bubble-Plot
Liberty Resources wells
(RED)
49,100 BBLs
29,100 BBLs
19,100 BBls
LR
LR
Bakken   ( Liberty Resources )
outperform offset wells

50,000' view
1,000' view
Ground view
~ 100% increase in Production
~ 125,000 Bbl increase per well
~ $8.7 Million revenue increase per well @ $70/Bbl Oil
(7) Wells CARBO LW Ceramic Proppant
~ 100%
(12) Wells Sand Proppant
Cumulative Oil, Bbls
250,000
200,000
150,000
100,000
50,000
0
0
100
200
300
400
500
600
700
Time, Days
Install Pumping Unit

Production. Enhanced.

Bakken ( Statoil / Brigham Exploration ) SPE Paper 134595 & 146376 – Brigham Exp/Statoil

Mowry
Gammon
Other Basins
Marcellus
Permian Basin
Eagle Ford
Woodford

Production. Enhanced.

Ceramic Success Grows Into Key Basins

Cumulative Frequency
100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
0
5
10
15
20
25
30
35
40
Color by:
Well Proppant
+
Ceramic
Sand

Production. Enhanced.

50,000’ view
1,000’ view
Ground view
Eagle Ford (4,000 wells*)
* Public data : Unknown proppant type not included
in analysis: Ceramic proppant verified through
internal CARBO data
*NPI = Best 3 Months Production/Perforated Lateral Length = BOE/Ft
(BOE/Ft)
Ceramic completions offer a
20% - 60% improvement
Normalized Production Indicator*

Cumulative Frequency
100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
0
5
10
15
20
25
30
35
Color by:
Well Proppant
Ceramic
Sand

Production. Enhanced.

Karnes County (600 wells*)
50,000’ view
1,000’ view
Ground view
* Public data : Unknown proppant type not
included in analysis: Ceramic proppant verified
through internal CARBO data
Normalized Production Indicator
*NPI = Best 3 Months Production/Perforated Lateral Length = BOE/Ft
(BOE/Ft)
Ceramic completions offer a
20% - 40% improvement

Cumulative Frequency
100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
0
5
10
15
20
25
30
35
40
Color by:
Well Proppant
Ceramic
Sand
Normalized Production Indicator (BOE/Ft)

Production. Enhanced.

Karnes County Operator (300* wells)
50,000’ view
1,000’ view
Ground view
* Public data : Unknown proppant type not included
in analysis: Ceramic proppant verified through
internal CARBO data
*NPI = Best 3 Months Production/Perforated Lateral Length = BOE/Ft
(BOE/Ft)
Ceramic
completions offer
a 30% - 50%
improvement

Bubble Map of 90 Day Cumulative Oil Production
Mowry
Gammon
Other Basins
Permian Basin
Woodford
Pearsall
Barnett
Color by:
Ceramic
Sand
Normalized Production Indicator

Production. Enhanced.

Ceramic Success Grows Into Key Basins

Lea County, NM
Select Operators
BEST 3 MONTH BOE
25000
20000
15000
10000
5000
0
30%
CERAMIC
RESIN
SAND

NEW MEXICO
OKLAHOMA
TEXAS
Northwestern Shelf
Midland Basin
Eastern Shelf
Bone Spring & Delaware
Wolfberry
Cline Shale
Central Basin Platform
Midland
Conventional
Wolfcamp (Midland)
Delaware Basin
Ozona Arch
Diablo Platform

The petroleum-rich Permian Basin in West Texas and southeastern New Mexico includes the Wolfcamp, Bone Spring, and Cline plays, among others. *(Used with permission from Devon Energy)*

Production. Enhanced.

Permian Basin Bone Spring * Public data : Unknown proppant type not included in analysis: Ceramic proppant verified through internal CARBO data

Bubble Map of 90 Day Cumulative Oil Production
Mowry
Gammon
Other Basins
Lea County, NM
Select Operators
BEST 3 MONTH BOE
25000
20000
15000
10000
5000
0
30%
Pearsall
Barnett
Color by:
Ceramic
Sand
Normalized Production Indicator

Production. Enhanced.

Ceramic Success Grows Into Key Basins

How to Increase the Recovery Factor
•
In horizontal wells in resource plays, there are two critical factors that determine the level of economic success
1.) Creating large reservoir contact area, through multiple, transverse frac stages
2.) Building high conductivity, durable fracs with a “life-of-the-well” flow channel
•
The majority of fracs today are complex (non-planar), and
conductivity limited……….they need more conductivity
•
Total F&D costs could be reduced by drilling a smaller number of effectively stimulated wells……….versus drilling more infill wells on smaller spacing
Proved by well testing, limited effective drainage areas, refracs, lab testing of proppants, infill drilling
High pressure losses within the frac caused by limited conductivity, constricts Production

FALCON®
TECHNOLOGIES

engineered to
protect™

your investment
the environment
your reputation

Page 2-19

Engineered to Protect®

FALCON TECHNOLOGIES
A CARBO business

We take customers from high risk containments Un-lined, permeable dirt berm Tanks sitting on pea gravel & corroding Un-lined tanks corroding inside & outside High risk for spills & higher LOE:

Engineered to Protect®

FALCON® TECHNOLOGIES
A CARBO business

To industry-leading environmental protection
Lined
containment,
impermeable
Tank bases
prevent
corrosion
Lined tanks,
prevents
corrosion
Minimize risk
for spills &
lower LOE:
More than 6,000 installations, with 100% environmental success

Engineered to Protect®

FALCON TECHNOLOGIES
A CARBO business

Client Base is Growing & Market will Change
Market Segments
Polymer
Coatings
HDPE
Liners
Dirt Berm
Client Growth, 2009-2013
2010
2012 2011 2009 2013
11
25
68
119
178
We believe the industry and the regulatory
bodies will continue to gain awareness of
the high environmental spill risks associated
with dirt berms and HDPE (plastic)
containments
•
Dirt Berms will likely continue to be
“regulated” out
We continue to push growth through:
•
Environmental Stewardship message
•
Business Risk Reduction message
•
Geographic Expansion
•
New Products
Falcon

Finance

CARBO Financials
* Cash from operations is equal to net
income plus depreciation and
amortization and non-cash stock
compensation
231
284
300
388
342
473
626
646
667
0
300
600
900
1,200
1,500
1,800
2,100
2,400
2,700
3,000
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
05 06 07 08 09 10 11 12 13
Revenue $M
NAM Total Rigcount
57
70
71
84
80
110
171
156
138
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
05 06 07 08 09 10 11 12 13
Cash From Operations $M
45
52
50
60
53
79
130
106
85
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
05 06 07 08 09 10 11 12 13
Net Income $M

CARBO Financials
Cash Flow Per Share = Cash from operations
(= net income plus depreciation and
amortization and non-cash stock based
compensation)/diluted shares
1.88
2.14
2.02
2.46
2.27
3.40
5.62
4.59
3.67
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
05 06 07 08 09 10 11 12 13
Earnings Per Share
231
284
300
388
342
473
626
646
667
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
05 06 07 08 09 10 11 12 13
Revenue $M
2.33
2.88
2.91
3.57
3.47
4.80
7.43
6.80
6.02
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
05 06 07 08 09 10 11 12 13
Cash Flow Per Share

Dividends Increased - 13 Years
$ Per Share Shares - Millions
$0.20
$0.23
$0.24
$0.25
$0.29
$0.36
$0.44
$0.52
$0.62
$0.70
$0.76
$0.88
$1.02
$1.14
12
14
16
18
20
22
24
26
28
30
32
34
36
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
$1.10
$1.20
00 01 02 03 04 05 06 07 08 09 10 11 12 13
Dividend Amount Paid Per Share Per Year
Shares Outstanding

Industry Factors
First Quarter of 2014
Activity quarter-to-date impacted by harsh weather conditions in the Bakken and northern regions of NAM.
Railroads’ operational issues and congestion have severely impacted the distribution of Proppant
Fracturing well-site activity has been negatively impacted by the cold weather
Anticipate ceramic proppant volumes will be somewhat below fourth quarter 2013 ceramic proppant volumes
We remain positive on activity levels and our ceramic proppant demand for
Q2 and the balance of the year
Full Year 2014

Create value by lowering E&P Operators F&D costs and increasing the
Recovery Factor
Differentiate by continuing to develop industry leading technology
Grow our client’s knowledge of CARBO as the leading Production
Enhancement company focused on fracs, with technologies that make oil
& gas wells produce better and increase recovery (EUR)
Stress to E&P the investment benefits of making informed decisions on
Design-Build-Optimize
Fracs,
that strikes a balance of EUR with AFE
Grow Falcon Technologies through product development to address industry environmental needs, and geographical expansion.
Continue to grow cashflow and build an enduring Company
Summary

....provides industry leading technology for Production Enhancement and Environmental Services Howard Weil 42 nd Annual Energy Conference New Orleans, Louisiana March 25, 2014

Cash Flow from Operations Reconciliation
$ in 000s
Results from Continuing Operations
2005 2006 2007 2008 2009 2010 2011 2012 2013
Net Income 45,463 $     52,245 $     49,641 $     60,405 $     52,810 $     78,716 $     130,136 $  105,933 $   84,886 $
Plus: depreciation and amortization 10,935       15,630       19,895       24,638       24,905       27,728       36,015       44,893       47,472
Plus: non-cash stock compensation -                2,311         1,709         2,052         2,571         3,812         4,719         5,335         5,837
Cash Flow from Continuing Operations 56,398 $     70,186 $     71,245 $     87,095 $     80,286 $     110,256 $   170,870 $  156,161 $   138,195 $
Weighted Average Shares Oustanding 24,177       24,400       24,451       24,418       23,112       22,977       23,012       22,969       22,957
Cash Flow Per Share 2.33 $        2.88 $        2.91 $        3.57 $        3.47 $        4.80 $        7.43 $        6.80 $        6.02 $
For The Years Ended Dec 31
Cash from operations is equal to net income plus depreciation and amortization and non-cash stock compensation